UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2026

International Paper Company
(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange
Common Stock, $1 per share par value	IPC	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 23, 2026, International Paper Company, a New York corporation (the “Company”), completed the previously announced sale to funds affiliated with American Industrial Partners (“Buyer”) of all of the issued and outstanding equity interests of GCF US Holdings LLC, a Delaware limited liability company, GCF (Asia) Limited, a Hong Kong limited company, International Paper Cellulose Fibers (Poland) sp. z o.o., a limited liability company (spółka z ograniczoną odpowiedzialnością) organized and existing under the laws of the Republic of Poland, and International Paper Canada Pulp Holdings ULC, an unlimited liability corporation organized under the laws of the Province of Alberta, which entities represent all of the Company’s Global Cellulose Fibers (“GCF”) business (the “Transaction”), pursuant to and upon the terms and subject to the conditions set forth in, the Securities Purchase Agreement, dated as of August 20, 2025, as amended, among the Company and certain parties thereto (the “Sale Agreement”).

Pursuant to the Sale Agreement, Buyer acquired the Company’s GCF business for a purchase price of $1.5 billion, which includes the issuance to the Company of preferred stock of Absorbent Fiber Topco, Inc. (“Parent”) with an aggregate initial liquidation preference of $190 million.

The foregoing description of the Sale Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Sale Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended September 30, 2025.

Item 7.01 Regulation FD Disclosure.
On January 23, 2026, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 23, 2026.
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date:	January 23, 2026	By:	/s/ Joseph R. Saab
		Name:	Joseph R. Saab
		Title:	Senior Vice President, General Counsel and Corporate Secretary